UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 16, 2004


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                     000-33129               95-4581903
____________________________          ____________       ______________________
(State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)       Identification Number)


            300 Esplanade Drive, Suite 1950, Oxnard, California 93030
            _________________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 800-400-0206


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 13, 2004, International Card Establishment, Inc. (the "Company") entered into a Subscription Agreement by and among Mercator Advisory Group LLC ("MAG") and Monarch Pointe Fund Ltd. ("Purchaser") wherein the Company sold and issued to Purchaser an aggregate of (i) 30,000 shares of its Series A Convertible Preferred Stock and (ii) Warrants to acquire not to exceed 1,877,346 shares of common stock.

         The Subscription Agreement, the Certificate of Designation and the Warrants, and related transactional documents, have been attached hereto as Exhibits and they are incorporated herein by reference.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         See Item 1.01 above.


ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         In connection with the transaction described in Item 1.01 above, the Company has caused to be filed a Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Delaware.

         The Certificate of Designation of Series A Preferred Stock of Designation in the form submitted for filing has been attached hereto as an Exhibit and it is hereby incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Financial Statements.

                  None.

    (b)   Pro Forma Financial Information

                  None.

    (c)   Exhibits:

          10.1  Escrow Letter
          10.2  Subscription Agreement
          10.3  Registration Rights Agreement
          10.4  Post Closing Acknowledgement
          10.5 Certificate of Designations of Preferences & Rights of Series A Convertible Preferred Stock
          10.6  Warrant to Purchase Stock - Mercator Advisory Group
          10.7  Warrant to Purchase Stock - Mercator Advisory Group
          10.8  Warrant to Purchase Stock - Monarch Pointe Fund, Ltd.
          10.9  Warrant to Purchase Stock - Monarch Pointe Fund, Ltd.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNATIONAL CARD ESTABLISHMENT, INC.


Date: September 17, 2004         By:   /s/ WILLIAM LOPSHIRE
                                       _________________________________________
                                           William Lopshire
                                           Chief Executive Officer